Exhibit 32.01


                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of The Hartcourt Companies, Inc., a Utah corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

(1)the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

THE HARTCOURT COMPANIES, INC.


Date:  May 21, 2004                                By: /s/ David Chen
                                                   -----------------------------
                                                   David Chen
                                                   Chairman and
                                                   Chief Executive Officer

Date:  May 21, 2004                                By: /s/ Carrie Hartwick
                                                   -----------------------------
                                                   Carrie Hartwick
                                                   President and
                                                   Chief Financial Officer